Exhibit 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-42926 of Big Dog Holdings, Inc. and subsidiaries (the "Company") on
Form S-8 of our report dated March 12, 2002, appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2001.

Deloitte & Touche LLP

Los Angeles, California
March 28, 2002